UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
December 3, 2025

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
As of December 3, 2025, Grocery Outlet Holding Corp., a Delaware corporation (the "Company," "we" or "our"), is providing herein preliminary, unaudited financial information relating to the Company's comparable store sales for the calendar month of November 2025 and an update to its outlook for comparable store sales and diluted adjusted earnings per share for the fourth quarter and full year fiscal 2025.
Following the issuance of the Company’s fourth quarter and full year fiscal 2025 outlook on November 4, 2025, the United States ("U.S.") government shutdown adversely impacted the disbursement of benefits from federally-funded assistance programs that many of our customers depend on, including the Supplemental Nutrition Assistance Program. As a result, the Company’s preliminary comparable store sales for the calendar month of November 2025 that were made in the form of Electronic Benefits Transfer ("EBT") payments declined by approximately 8.2%. The Company's preliminary comparable store sales from non-EBT transactions declined by approximately 0.5% for the calendar month of November 2025.
Based on these recent sales trends, for the fourth quarter of fiscal 2025, the Company now expects comparable store sales to be approximately flat, and expects its diluted adjusted earnings per share to be at the low end of its previous forecast range of $0.21 to $0.23. For fiscal 2025, the Company now expects comparable store sales growth at the low end of the previously issued guidance range of 0.6% to 0.9% and diluted adjusted earnings per share to be at the low end of the previously issued guidance range of $0.78 to $0.80. The Company is not otherwise providing any update regarding its outlook issued on November 4, 2025.
The November 2025 sales results conveyed in this Current Report on Form 8-K (this "report") are preliminary and unaudited, have not been reviewed by the Company’s independent registered public accounting firm, and remain subject to the completion of normal quarter-end accounting procedures, and are therefore subject to change.
As previously announced, the Company will present at the Morgan Stanley Global Consumer & Retail Conference on December 3, 2025 at 1:30 p.m. Eastern Time. A live audio webcast will be available online at https://investors.groceryoutlet.com under "Events." The replay will be available online for 180 days following the event.
Non-GAAP Financial Information
In addition to reporting financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company's management and Board of Directors use adjusted net income and diluted adjusted earnings per share as supplemental key metrics to assess its financial performance. These non-GAAP financial measures are also frequently used by analysts, investors and other interested parties to evaluate the Company and other companies in its industry. Management believes it is useful to investors and analysts to evaluate these non-GAAP financial measures on the same basis as management uses to evaluate its operating results. Management uses these non-GAAP financial performance measures to supplement the GAAP financial measures of performance to evaluate the effectiveness of its business strategies, to make budgeting decisions and to compare its performance against that of other peer companies using similar measures. In addition, the Company uses diluted adjusted earnings per share to supplement GAAP financial measures of performance to evaluate performance in connection with compensation decisions. Management believes that excluding items from net income and earnings per diluted share that may not be indicative of, or are unrelated to, its core operating results, and that may vary in frequency or magnitude, enhances the comparability of its results and provides additional information for analyzing trends in its business.
Diluted adjusted earnings per share is calculated using adjusted net income, as defined below, and diluted weighted-average shares outstanding. Adjusted net income represents net income adjusted to exclude share-based compensation expense, asset impairment and gain or loss on disposition, acquisition and integration costs, costs related to the amortization of inventory purchase accounting asset step-ups, restructuring charges, and certain other expenses that may not be indicative of, or are unrelated to, the Company's core operating results, and that may vary in frequency or magnitude. Adjusted net income is further adjusted for the amortization of property and equipment purchase accounting asset step-ups and deferred financing costs, tax adjustment to normalize the effective tax rate, and tax effect of total adjustments.
These non-GAAP financial measures may not be comparable to similar measures reported by other companies and have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company addresses the limitations of the non-GAAP financial measures through the use of various GAAP measures. In the future we will incur expenses or charges such as those added back to calculate adjusted net income and diluted adjusted earnings per share. The presentation of these non-GAAP financial measures should not be construed as an inference that future results will be unaffected by the adjustments used to derive such non-GAAP measures.

The Company has not reconciled the non-GAAP diluted adjusted earnings per share forward-looking guidance included in this report to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to taxes and nonrecurring items, which are potential adjustments to future earnings. The Company expects the variability of these items to have a potentially unpredictable, and a potentially significant, impact on its future GAAP financial results.
Forward-Looking Statements
Certain statements contained in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact may constitute forward-looking statements, including statements regarding our future operating and financial results. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements we make, including those described in this report, our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, our Quarterly Report on Form 10-Q for the quarter ended September 27, 2025 and in other subsequent reports we file with the U.S. Securities and Exchange Commission (the "SEC"). We encourage you to read this report and our other filings with the SEC carefully. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, and our expectations based on third-party information and projections are from sources that management believes to be reputable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements are made as of the date of this report or as of the date specified herein and we have based these forward-looking statements on our current expectations and projections about future events and trends. Except as required by law, we do not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.
The information in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	December 3, 2025	By:	/s/ Christopher M. Miller
		Name:	Christopher M. Miller
		Title:	Executive Vice President, Chief Financial Officer